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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  June 16, 2003


                          CNH CAPITAL RECEIVABLES INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        333-38040                                      39-1995297
        ---------                                      ----------
 (Commission File Number)                 (I.R.S. Employer Identification No.)


               100 South Saunders Road Lake Forest, IL       60045
               ------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)


                                 (847) 735-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
  No.           Document Description
-------         --------------------
20.1            Monthly Servicer Report dated June 16, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CNH CAPITAL RECEIVABLES INC.
                                                        (Registrant)


Dated: June 16, 2003                        By:       /s/ Brian J. O'Keane
                                                --------------------------------
                                                          Brian J. O'Keane
                                                          Assistant Treasurer

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                                INDEX TO EXHIBITS


Exhibit         Sequential
  No.           Document Description
-------         ---------------------
20.1            Monthly Servicer Report dated June 16, 2003.